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Exhibit 10.15

AMENDMENT TO
AGREEMENT BETWEEN SCOTT PETROLEUM CORPORATION
AND BIOSOURCE AMERICA, INC.
AND
BIOFUEL TOLLING AND OFF-TAKE AGREEMENT
BETWEEN NOVA BIOFUELS TRADE GROUP, LLC
AND SCOTT PETROLEUM CORPORATION

        This Amendment, dated July 2, 2007 (the "Amendment"), is by and among Scott Petroleum Corporation, a Mississippi corporation ("Scott"), Biosource America, Inc., a Texas corporation ("Biosource America"), and Nova Biofuels Trade Group, LLC, a Delaware limited liability company ("Nova Biofuels").

RECITALS

        A.    Scott and Biosource America are parties to the Agreement, dated March 31, 2006, (the "Design/Build Agreement"), with respect to the design/build of a biodiesel processing facility in Greenville, Mississippi.

        B.    Scott and Nova Biofuels are parties to the Biofuel Tolling and Off-Take Agreement, dated March 7, 2007 (the "Tolling Agreement"), with respect to the purchase and sale of biodiesel fuel produced at the Greenville facility.

        C.    The parties desire to clarify and confirm the agreement between the parties to cap all liquidated damages under the Design/Build Agreement and the Tolling Agreement.

AGREEMENT

        The parties, intending to be legally bound, hereby agree as follows:

        1.     Section 2.3.2 of the Tolling Agreement is hereby amended to read: "In the event of a material breach by either party of its obligation to deliver or obligation to purchase and receive the Minimum Purchase, other than in the event of Force Majeure, the non-defaulting party shall not be entitled to an award of monetary or liquidated damages and shall be entitled to injunctive relief only."

        2.     Section 11.04 of the Design/Build Agreement is hereby amended to read: "Total cumulative monetary damages for failing to meet the warranties discussed above or other performance obligations under this Agreement shall not exceed $0 and the non-defaulting party shall be entitled to injunctive relief alone."

        3.     Except as specifically amended hereby, all other terms, conditions and provisions of the Design/Build Agreement and the Tolling Agreement shall remain in full force and effect.

        4.     This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

        IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute and deliver this Amendment as of the day and year first written above.

SCOTT PETROLEUM CORPORATION		BIOSOURCE AMERICA, INC.
By:	/s/ Solon Scott	By:	/s/ Dick Talley
Name:	Solon Scott	Name:	Dick Talley
Title:	President	Title:	President & COO
NOVA BIOFUELS TRADE GROUP, LLC
		By:	/s/ Dallas Neil
		Name:	Dallas Neil
		Title:	Vice President

QuickLinks

  Exhibit 10.15
AMENDMENT TO AGREEMENT BETWEEN SCOTT PETROLEUM CORPORATION AND BIOSOURCE AMERICA, INC. AND BIOFUEL TOLLING AND OFF-TAKE AGREEMENT BETWEEN NOVA BIOFUELS TRADE GROUP, LLC AND SCOTT PETROLEUM CORPORATION
RECITALS
AGREEMENT